Exhibit 99.2
PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2004

Table of Contents
	Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter			1
Selected Financial Data - Full Year			2
Consolidated Statements of Operations - Per Share Data			3
Consolidated Statements of Operations - Fourth Quarter			5
Consolidated Statements of Operations - Full Year			6
Consolidated Balance Sheets			7
Invested Assets and Net Investment Income; Debt			8
Balance Sheet Impact of Commutations & Novations - Run-off Operations			9

Segment Information:
Statements of Operations - Consolidating - Full Year	11	-	12
Statements of Operations - Consolidating - Fourth Quarter	13	-	14
Statements of Operations - PMA Insurance Group			15
Insurance Ratios - PMA Insurance Group			16
Statements of Operations - Run-off Operations			17
Statements of Operations - Corporate & Other			18

Operating Cash Flow Information:
Operating Cash Flows - Consolidated			19
Operating Cash Flows - PMA Insurance Group			20
Operating Cash Flows - Run-off Operations			21

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool			22

Other Information:
Industry Ratings and Market Information			23

Legend:
NM - Not Meaningful
NA - Not Applicable

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments. Accordingly, we report operating income (loss) by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our
management and Board of Directors use operating income (loss) as the measure of financial performance for our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2003	2004	2004	2004	2004	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$140,784	$135,286	$81,962	$97,637	$62,910	-55.3%
Run-off Operations [1]	124,853	23,362	(78,864)	(13,884)	(5,974)	NM
Corporate & Other	(180)	(150)	(225)	(186)	(264)	-46.7%
Net premiums written	$265,457	$158,498	$2,873	$83,567	$56,672	-78.7%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$(982)	$6,559	$2,809	$3,537	$261	NM
Run-off Operations [1]	11,706	8,946	624	(2,115)	(1,946)	NM
Corporate & Other	(6,288)	(5,312)	(5,506)	(4,982)	(5,423)	13.8%
Pre-tax operating income (loss)	4,436	10,193	(2,073)	(3,560)	(7,108)	NM
Net realized investment gains (losses)	3,582	8,600	2,248	3,515	(7,870)	NM
Pre-tax income (loss)	8,018	18,793	175	(45)	(14,978)	NM
Income tax expense (benefit)	28,050	6,640	111	29	(4,665)	NM
Net income (loss)	$(20,032)	$12,153	$64	$(74)	$(10,313)	48.5%
After-tax operating income (loss)	$(22,360)	$6,563	$(1,397)	$(2,359)	$(5,198)	76.8%

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.64)	$0.35	$-	$-	$(0.33)	48.4%
Less the impact of:
Realized gains (losses) after tax	0.07	0.15	0.04	0.08	(0.16)	NM
After-tax operating income (loss)	$(0.71)	$0.20	$(0.04)	$(0.08)	$(0.17)	76.1%

Capitalization:
Debt	$187,566	$187,566	$187,566	$187,566	$214,467	14.3%
Shareholders' equity excluding FAS 115 unrealized gain	432,284	445,273	443,634	442,797	431,828	-0.1%
Total capitalization excluding FAS 115 unrealized gain	619,850	632,839	631,200	630,363	646,295	4.3%
FAS 115 unrealized gain	31,383	40,818	29	15,350	13,623	-56.6%
Total capitalization including FAS 115 unrealized gain	$651,233	$673,657	$631,229	$645,713	$659,918	1.3%

Book Value Per Share:
Excluding FAS 115 unrealized gain	$13.80	$14.21	$14.00	$13.98	$13.63	-1.2%
Including FAS 115 unrealized gain	$14.80	$15.51	$14.00	$14.46	$14.06	-5.0%

Debt to Total Capital:
Excluding FAS 115 unrealized gain	30.2%	29.6%	29.7%	29.8%	33.2%	9.9%
Including FAS 115 unrealized gain	28.8%	27.8%	29.7%	29.0%	32.5%	12.8%

Interest Coverage:
Income before interest and income taxes
to interest expense	NM	7.39	1.06	0.98	NM	NM

Operating income before interest and income taxes
to interest expense	NM	4.47	0.30	NM	NM	NM

1    In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision,  the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2004	2003	Months

Net Premiums Written by Segment:
PMA Insurance Group	$377,795	$603,593	-37.4%
Run-off Operations [1]	(75,360)	589,449	NM
Corporate & Other	(825)	(788)	-4.7%
Net premiums written	$301,610	$1,192,254	-74.7%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$13,166	$21,541	-38.9%
Run-off Operations [1]	5,509	(80,376)	NM
Corporate & Other	(21,223)	(22,691)	6.5%
Pre-tax operating loss	(2,548)	(81,526)	96.9%
Net realized investment gains	6,493	13,780	-52.9%
Pre-tax income (loss)	3,945	(67,746)	NM
Income tax expense	2,115	25,823	-91.8%
Net income (loss)	$1,830	$(93,569)	NM
After-tax operating loss	$(2,391)	$(102,526)	97.7%

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.06	$(2.99)	NM
Less the impact of:
Realized gains after tax	0.14	0.28	-50.0%
After-tax operating loss	$(0.08)	$(3.27)	97.6%

1    In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004	2004	2004	2003

Diluted Earnings (Loss) Per Share:

Net income (loss)	$(0.64)	$0.35	$-	$-	$(0.33)	$0.06	$(2.99)

Pre-tax operating income (loss)	$0.14	$0.30	$(0.07)	$(0.11)	$(0.23)	$(0.08)	$(2.60)

After-tax operating income (loss)	$(0.71)	$0.20	$(0.04)	$(0.08)	$(0.17)	$(0.08)	$(3.27)

Diluted weighted average common
shares outstanding	31,333,881	36,644,561	31,741,827	31,350,825	31,350,825	31,729,061	31,330,183

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$0.315

Actual common shares issued
and outstanding	31,334,403	31,334,403	31,692,351	31,681,751	31,676,851	31,676,851	31,334,403

Class A Common Stock prices:
High	$14.25	$7.08	$9.13	$9.16	$10.85	$10.85	$15.00
Low	$3.88	$4.70	$6.01	$5.70	$6.74	$4.70	$3.88
Close	$5.12	$6.07	$9.00	$7.55	$10.35	$10.35	$5.12

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PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2003	2004	2004	2004	2004	Quarter

Gross Premiums Written	$295,671	$157,860	$24,449	$100,013	$69,940	-76.3%

Net Premiums Written	$265,457	$158,498	$2,873	$83,567	$56,672	-78.7%

Revenues:
Net premiums earned	$344,991	$206,269	$118,348	$104,210	$89,758	-74.0%
Net investment income	16,331	16,758	14,807	13,238	12,142	-25.7%
Net realized investment gains (losses)	3,582	8,600	2,248	3,515	(7,870)	NM
Other revenues	4,466	5,738	4,680	4,505	11,018	146.7%
Total revenues	369,370	237,365	140,083	125,468	105,048	-71.6%

Expenses:
Losses and loss adjustment expenses	266,899	142,190	87,471	80,706	70,189	-73.7%
Acquisition expenses	64,790	47,235	24,968	24,087	18,935	-70.8%
Operating expenses	32,251	24,779	23,563	16,942	19,628	-39.1%
Dividends to policyholders	(5,539)	1,429	946	805	1,819	NM
Interest expense	2,951	2,939	2,960	2,973	3,482	18.0%
Loss on debt exchange	-	-	-	-	5,973	NM
Total losses and expenses	361,352	218,572	139,908	125,513	120,026	-66.8%

Pre-tax income (loss)	8,018	18,793	175	(45)	(14,978)	NM

Income tax expense (benefit):
Current	-	325	64	(117)	(272)	NM
Deferred	28,050	6,315	47	146	(4,393)	NM

Total income tax expense (benefit)	28,050	6,640	111	29	(4,665)	NM

Net income (loss)	$(20,032)	$12,153	$64	$(74)	$(10,313)	48.5%

Pre-tax operating income (loss)	$4,436	$10,193	$(2,073)	$(3,560)	$(7,108)	NM

After-tax operating income (loss)	$(22,360)	$6,563	$(1,397)	$(2,359)	$(5,198)	76.8%

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2004	2003	Months

Gross Premiums Written	$352,262	$1,429,644	-75.4%

Net Premiums Written	$301,610	$1,192,254	-74.7%

Revenues:
Net premiums earned	$518,585	$1,198,165	-56.7%
Net investment income	56,945	68,923	-17.4%
Net realized investment gains	6,493	13,780	-52.9%
Other revenues	25,941	20,379	27.3%
Total revenues	607,964	1,301,247	-53.3%

Expenses:
Losses and loss adjustment expenses	380,556	998,347	-61.9%
Acquisition expenses	115,225	256,446	-55.1%
Operating expenses	84,912	103,672	-18.1%
Dividends to policyholders	4,999	641	NM
Interest expense	12,354	9,887	25.0%
Loss on debt exchange	5,973	-	NM
Total losses and expenses	604,019	1,368,993	-55.9%

Pre-tax income (loss)	3,945	(67,746)	NM

Income tax expense:
Current	-	-	NM
Deferred	2,115	25,823	-91.8%

Total income tax expense	2,115	25,823	-91.8%

Net income (loss)	$1,830	$(93,569)	NM

Pre-tax operating loss	$(2,548)	$(81,526)	96.9%

After-tax operating loss	$(2,391)	$(102,526)	97.7%

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2003	2004	2004	2004	2004

Assets:
Investments in fixed maturities available for sale	$1,854,555	$1,825,076	$1,469,027	$1,381,788	$1,304,086
Short-term investments	151,332	98,385	88,664	98,761	123,746
Short-term investments, loaned securities collateral	6,300	112,689	129,999	96,606	-
Cash	28,963	22,311	66,100	48,046	35,537
Total investments and cash	2,041,150	2,058,461	1,753,790	1,625,201	1,463,369

Accrued investment income	20,870	22,820	17,913	16,407	15,517
Premiums receivable	364,125	316,771	249,112	219,111	197,831
Reinsurance receivables	1,220,320	1,145,314	1,210,765	1,170,004	1,142,552
Deferred income taxes	76,962	65,114	88,250	80,541	86,501
Deferred acquisition costs	83,975	71,631	41,321	37,800	31,426
Funds held by reinsureds	124,695	119,640	107,804	134,978	142,064
Other assets	255,861	231,600	248,578	219,536	174,725
Total assets	$4,187,958	$4,031,351	$3,717,533	$3,503,578	$3,253,985

Liabilities:
Unpaid losses and loss adjustment expenses	$2,541,318	$2,438,509	$2,292,281	$2,179,900	$2,111,598
Unearned premiums	403,708	332,391	216,155	193,221	158,489
Debt	187,566	187,566	187,566	187,566	214,467
Accounts payable, accrued expenses
and other liabilities	314,830	282,422	277,457	254,467	196,744
Funds held under reinsurance treaties	262,105	183,406	162,293	127,239	121,234
Dividends to policyholders	8,479	8,292	8,121	6,424	5,977
Payable under securities loan agreements	6,285	112,674	129,997	96,614	25
Total liabilities	3,724,291	3,545,260	3,273,870	3,045,431	2,808,534

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	109,331
Retained earnings	216,115	228,268	223,442	223,519	213,313
Accumulated other comprehensive income (loss)	19,622	29,894	(13,160)	885	(1,959)
Notes receivable from officers	(65)	(66)	(59)	-	-
Treasury stock, at cost	(52,426)	(52,426)	(45,261)	(45,474)	(45,573)
Unearned restricted stock compensation	-	-	(1,720)	(1,204)	(751)
Total shareholders' equity	463,667	486,091	443,663	458,147	445,451
Total liabilities and shareholders' equity	$4,187,958	$4,031,351	$3,717,533	$3,503,578	$3,253,985

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004	2004	2004	2003

Total Investments & Cash
As reported	$2,041,150	$2,058,461	$1,753,790	$1,625,201	$1,463,369	$1,463,369	$2,041,150
Less:
Securities lending activity	6,285	112,674	129,997	96,614	25	25	6,285
Unrealized gain	48,282	62,797	45	23,615	20,958	20,958	48,282
Total adjusted investments & cash	$1,986,583	$1,882,990	$1,623,748	$1,504,972	$1,442,386	$1,442,386	$1,986,583

Net Investment Income
As reported	$16,331	$16,758	$14,807	$13,238	$12,142	$56,945	$68,923
Funds held:
Assumed	(296)	(13)	109	73	846	1,015	3,996
Ceded	(3,427)	(2,222)	(3,962)	(2,140)	(1,394)	(9,718)	(14,404)
Total funds held	(3,723)	(2,235)	(3,853)	(2,067)	(548)	(8,703)	(10,408)

Total adjusted investment income	$20,054	$18,993	$18,660	$15,305	$12,690	$65,648	$79,331

Yield
As reported	3.12%	3.27%	3.11%	3.13%	3.15%	3.18%	3.37%
Investment portfolio	4.05%	3.93%	4.10%	3.91%	3.44%	3.89%	4.16%

Duration (in years)	3.9	3.7	3.4	3.6	3.6	3.6	3.9

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt [1]	$99,140	2022[2]
Derivative component of 6.50% convertible debt	13,086
4.25% convertible debt [1]	925	2022[3]
8.50% senior notes	57,500	2018
Trust preferred debt [4]	43,816	2033
Total long-term debt	$214,467

1 This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.
2 Holders of the 6.50% convertible debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount.
3 Holders of the 4.25% convertible debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017.
4 Weighted average interest rate on trust preferred debt is 6.51% as of December 31, 2004.

	PMA Capital Corporation
	Balance Sheet Impact of Commutations & Novations - Run-off Operations [1]
	(Dollars in Thousands)

	4th Quarter 2004
Assets	Assumed	Ceded	Total
Funds held by reinsureds	$6,672	$-	$6,672
Other assets	(49,180)	-	(49,180)

Liabilities
Other liabilities	$(69,648)	$-	$(69,648)

	Twelve Months 2004
Assets	Assumed	Ceded	Total
Reinsurance receivables	$-	$(63,662)	$(63,662)
Funds held by reinsureds	(31,330)	-	(31,330)
Other assets	(48,367)	(22,170)	(70,537)

Liabilities
Unpaid loss and loss adjustment expenses	$(202,246)	$-	$(202,246)
Unearned premiums	(30,015)	-	(30,015)
Funds held under reinsurance treaties	(6,514)	(75,174)	(81,688)
Other liabilities	(71,056)	-	(71,056)

1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

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PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations[2]	Consolidated

Gross Premiums Written	$423,054	$(825)	$(69,967)	$352,262

Net Premiums Written	$377,795	$(825)	$(75,360)	$301,610

Revenues:
Net premiums earned	$442,343	$(825)	$77,067	$518,585
Net investment income	30,984	1,306	24,655	56,945
Other revenues	19,008	6,933	-	25,941
Operating revenues	492,335	7,414	101,722	601,471

Losses and Expenses:
Losses and loss adjustment expenses	331,181	-	49,375	380,556
Acquisition expenses	86,078	-	29,147	115,225
Operating expenses	56,911	10,310	17,691	84,912
Dividends to policyholders	4,999	-	-	4,999
Total losses and expenses	479,169	10,310	96,213	585,692

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	13,166	(2,896)	5,509	15,779

Interest expense	-	12,354	-	12,354

Loss on debt exchange	-	5,973	-	5,973

Pre-tax operating income (loss)	$13,166	$(21,223)	$5,509	(2,548)

Net realized investment gains				6,493

Pre-tax income				$3,945

1 Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.
2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2003
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations[2]	Consolidated

Gross Premiums Written	$678,434	$(788)	$751,998	$1,429,644

Net Premiums Written	$603,593	$(788)	$589,449	$1,192,254

Revenues:
Net premiums earned	$570,032	$(788)	$628,921	$1,198,165
Net investment income	32,907	1,654	34,362	68,923
Other revenues	17,493	386	2,500	20,379
Operating revenues	620,432	1,252	665,783	1,287,467

Losses and Expenses:
Losses and loss adjustment expenses	442,502	-	555,845	998,347
Acquisition expenses	90,575	-	165,871	256,446
Operating expenses	65,173	14,056	24,443	103,672
Dividends to policyholders	641	-	-	641
Total losses and expenses	598,891	14,056	746,159	1,359,106

Operating income (loss) before income taxes
and interest expense	21,541	(12,804)	(80,376)	(71,639)

Interest expense	-	9,887	-	9,887

Pre-tax operating income (loss)	$21,541	$(22,691)	$(80,376)	(81,526)

Net realized investment gains				13,780

Pre-tax loss				$(67,746)

1 Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.
2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations[2]	Consolidated

Gross Premiums Written	$72,380	$(264)	$(2,176)	$69,940
.
Net Premiums Written	$62,910	$(264)	$(5,974)	$56,672

Revenues:
Net premiums earned	$89,373	$(264)	$649	$89,758
Net investment income	6,509	418	5,215	12,142
Other revenues	4,404	6,614	-	11,018
Operating revenues	100,286	6,768	5,864	112,918

Losses and Expenses:
Losses and loss adjustment expenses	66,284	-	3,905	70,189
Acquisition expenses	18,550	-	385	18,935
Operating expenses	13,372	2,736	3,520	19,628
Dividends to policyholders	1,819	-	-	1,819
Total losses and expenses	100,025	2,736	7,810	110,571

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	261	4,032	(1,946)	2,347

Interest expense	-	3,482	-	3,482

Loss on debt exchange	-	5,973	-	5,973

Pre-tax operating income (loss)	$261	$(5,423)	$(1,946)	(7,108)

Net realized investment losses				(7,870)

Pre-tax loss				$(14,978)

1 Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.
2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2003
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations[2]	Consolidated

Gross Premiums Written	$161,487	$(180)	$134,364	$295,671

Net Premiums Written	$140,784	$(180)	$124,853	$265,457

Revenues:
Net premiums earned	$177,474	$(180)	$167,697	$344,991
Net investment income	8,299	48	7,984	16,331
Other revenues	4,407	59	-	4,466
Operating revenues	190,180	(73)	175,681	365,788

Losses and Expenses:
Losses and loss adjustment expenses	154,069	-	112,830	266,899
Acquisition expenses	24,354	-	40,436	64,790
Operating expenses	18,278	3,264	10,709	32,251
Dividends to policyholders	(5,539)	-	-	(5,539)
Total losses and expenses	191,162	3,264	163,975	358,401

Operating income (loss) before income taxes
and interest expense	(982)	(3,337)	11,706	7,387

Interest expense	-	2,951	-	2,951

Pre-tax operating income (loss)	$(982)	$(6,288)	$11,706	4,436

Net realized investment gains				3,582

Pre-tax income				$8,018
1 Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.
2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2003	2004	2004	2004	2004	2004	2003	Quarter	Months

Gross Premiums Written	$161,487	$146,486	$94,400	$109,788	$72,380	$423,054	$678,434	-55.2%	-37.6%

Net Premiums Written	$140,784	$135,286	$81,962	$97,637	$62,910	$377,795	$603,593	-55.3%	-37.4%

Revenues:
Net premiums earned	$177,474	$131,650	$118,288	$103,032	$89,373	$442,343	$570,032	-49.6%	-22.4%
Net investment income	8,299	8,028	8,364	8,083	6,509	30,984	32,907	-21.6%	-5.8%
Other revenues	4,407	5,735	4,389	4,480	4,404	19,008	17,493	-0.1%	8.7%
Total revenues	190,180	145,413	131,041	115,595	100,286	492,335	620,432	-47.3%	-20.6%

Losses and Expenses:
Losses and loss adjustment expenses	154,069	98,831	88,072	77,994	66,284	331,181	442,502	-57.0%	-25.2%
Acquisition expenses	24,354	23,032	22,620	21,876	18,550	86,078	90,575	-23.8%	-5.0%
Operating expenses	18,278	15,562	16,594	11,383	13,372	56,911	65,173	-26.8%	-12.7%
Dividends to policyholders	(5,539)	1,429	946	805	1,819	4,999	641	NM	NM
Total losses and expenses	191,162	138,854	128,232	112,058	100,025	479,169	598,891	-47.7%	-20.0%

Pre-tax operating income (loss)	$(982)	$6,559	$2,809	$3,537	$261	$13,166	21,541	NM	-38.9%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	4th	1st	2nd	3rd	4th	Twelve	Twelve	Point Chg.	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th Quarter	Twelve Months
	2003	2004	2004	2004	2004	2004	2003	Better (Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	86.8%	75.1%	74.5%	75.7%	74.2%	74.9%	77.6%	12.6	2.7

Expense ratio:
Acquisition expenses	13.7%	17.5%	19.1%	21.2%	20.8%	19.5%	15.9%	(7.1)	(3.6)
Operating expenses [1]	8.2%	9.2%	11.2%	7.8%	11.5%	9.9%	9.2%	(3.3)	(0.7)
Total expense ratio	21.9%	26.7%	30.3%	29.0%	32.3%	29.4%	25.1%	(10.4)	(4.3)

Policyholders' dividend ratio	-3.1%	1.1%	0.8%	0.8%	2.0%	1.1%	0.1%	(5.1)	(1.0)
Combined ratio	105.6%	102.9%	105.6%	105.5%	108.5%	105.4%	102.8%	(2.9)	(2.6)

Net investment income ratio	-4.7%	-6.1%	-7.1%	-7.8%	-7.3%	-7.0%	-5.8%	2.6	1.2
Operating ratio	100.9%	96.8%	98.5%	97.7%	101.2%	98.4%	97.0%	(0.3)	(1.4)

1 The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $14.5 million, $12.1 million, $13.2 million, $8.1 million and $10.3 million for the fourth quarter of 2003 and the first, second, third and fourth quarters of 2004, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations[1]
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2003	2004	2004	2004	2004	2004	2003	Quarter	Months

Gross Premiums Written	$134,364	$11,524	$(69,726)	$(9,589)	$(2,176)	$(69,967)	$751,998	NM	NM

Net Premiums Written	$124,853	$23,362	$(78,864)	$(13,884)	$(5,974)	$(75,360)	$589,449	NM	NM

Revenues:
Net premiums earned	$167,697	$74,769	$285	$1,364	$649	$77,067	$628,921	-99.6%	-87.7%
Net investment income	7,984	8,386	6,170	4,884	5,215	24,655	34,362	-34.7%	-28.2%
Other revenues	-	-	-	-	-	-	2,500	NM	-100.0%
Total revenues	175,681	83,155	6,455	6,248	5,864	101,722	665,783	-96.7%	-84.7%

Losses and Expenses:
Losses and loss adjustment expenses	112,830	43,359	(601)	2,712	3,905	49,375	555,845	-96.5%	-91.1%
Acquisition expenses	40,436	24,203	2,348	2,211	385	29,147	165,871	-99.0%	-82.4%
Operating expenses	10,709	6,647	4,084	3,440	3,520	17,691	24,443	-67.1%	-27.6%
Total losses and expenses	163,975	74,209	5,831	8,363	7,810	96,213	746,159	-95.2%	-87.1%

Pre-tax operating income (loss)	$11,706	$8,946	$624	$(2,115)	$(1,946)	$5,509	(80,376)	NM	NM

1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2003	2004	2004	2004	2004	2004	2003	Quarter	Months

Gross Premiums Written	$(180)	$(150)	$(225)	$(186)	$(264)	$(825)	$(788)	-46.7%	-4.7%

Net Premiums Written	$(180)	$(150)	$(225)	$(186)	$(264)	$(825)	$(788)	-46.7%	-4.7%

Revenues:
Net premiums earned	$(180)	$(150)	$(225)	$(186)	$(264)	$(825)	$(788)	-46.7%	-4.7%
Net investment income	48	344	273	271	418	1,306	1,654	NM	-21.0%
Other revenues	59	3	291	25	6,614	6,933	386	NM	NM
Total revenues	(73)	197	339	110	6,768	7,414	1,252	NM	NM

Losses and Expenses:
Operating expenses	3,264	2,570	2,885	2,119	2,736	10,310	14,056	-16.2%	-26.7%
Total losses and expenses	3,264	2,570	2,885	2,119	2,736	10,310	14,056	-16.2%	-26.7%

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	(3,337)	(2,373)	(2,546)	(2,009)	4,032	(2,896)	(12,804)	NM	77.4%

Interest expense	2,951	2,939	2,960	2,973	3,482	12,354	9,887	18.0%	25.0%

Loss on debt exchange	-	-	-	-	5,973	5,973	-	NM	NM

Pre-tax operating loss	$(6,288)	$(5,312)	$(5,506)	$(4,982)	$(5,423)	$(21,223)	(22,691)	13.8%	6.5%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004	2004	2004	2003

Receipts:
Premiums and other revenues collected	$243,436	$186,561	$103,266	$91,121	$101,641	$482,589	$1,230,890
Investment income received	27,690	22,141	26,520	20,627	18,986	88,274	95,311
Total receipts	271,126	208,702	129,786	111,748	120,627	570,863	1,326,201

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	60,322	6,491	37,839	43,406	34,520	122,256	185,850
Losses and LAE paid - prior years	124,280	217,746	272,164	178,193	87,203	755,306	657,869
Total losses and LAE paid	184,602	224,237	310,003	221,599	121,723	877,562	843,719
Insurance operating expenses paid	68,280	73,845	54,695	43,228	27,716	199,484	311,637
Policyholders' dividends paid	773	1,573	873	2,145	765	5,356	6,719
Interest on corporate debt	1,798	3,686	1,856	3,694	2,371	11,607	8,366
Total disbursements	255,453	303,341	367,427	270,666	152,575	1,094,009	1,170,441

Net other	947	(7,511)	(22,894)	6,997	(56,713)	(80,121)	(6,130)

Net operating cash flows	$16,620	$(102,150)	$(260,535)	$(151,921)	$(88,661)	$(603,267)	$149,630

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004	2004	2004	2003

Receipts:
Premiums and other revenues collected	$147,111	$128,216	$123,944	$97,543	$111,150	$460,853	$557,299
Investment income received	9,433	10,246	9,869	9,574	9,851	39,540	38,068
Total receipts	156,544	138,462	133,813	107,117	121,001	500,393	595,367

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	35,923	6,157	19,158	29,827	31,304	86,446	102,852
Losses and LAE paid - prior years	56,739	75,447	63,116	57,160	31,086	226,809	257,531
Losses and LAE	92,662	81,604	82,274	86,987	62,390	313,255	360,383
Insurance operating expenses paid	35,721	52,645	38,931	34,600	29,531	155,707	132,725
Policyholders' dividends paid	773	1,573	873	2,145	765	5,356	6,719
Total disbursements	129,156	135,822	122,078	123,732	92,686	474,318	499,827

Net other	(7,150)	(8,306)	(8,535)	8,102	(21,974)	(30,713)	(22,836)

Net operating cash flows	$20,238	$(5,666)	$3,200	$(8,513)	$6,341	$(4,638)	$72,704

PMA Capital Corporation
Operating Cash Flows - Run-off Operations[1]
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004	2004	2004	2003

Receipts:
Premiums collected	$96,325	$58,345	$(20,678)	$(6,422)	$(9,509)	$21,736	$673,591
Investment income received	18,257	11,895	16,651	11,053	9,135	48,734	57,243
Total receipts	114,582	70,240	(4,027)	4,631	(374)	70,470	730,834

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	24,399	334	18,681	13,579	3,216	35,810	82,998
Losses and LAE paid - prior years	67,541	142,299	209,048	121,033	56,117	528,497	400,338
Total losses and LAE paid	91,940	142,633	227,729	134,612	59,333	564,307	483,336
Insurance operating expenses paid	32,559	21,200	15,764	8,628	(1,815)	43,777	178,912
Total disbursements	124,499	163,833	243,493	143,240	57,518	608,084	662,248

Net other	12,494	1,860	(13,311)	282	(34,482)	(45,651)	21,002

Net operating cash flows	$2,577	$(91,733)	$(260,831)	$(138,327)	$(92,374)	$(583,265)	$89,588

1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.
As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	4th		1st		2nd	3rd	4th
	Quarter		Quarter		Quarter	Quarter	Quarter
	2003		2004		2004	2004	2004[1]

PMA Pool [2]	$296,777		$296,785		$305,074	$294,587	$300,034	[5]
PMA Capital Insurance Company [3]	500,617	[4]	517,143	[4]	236,247	236,443	224,511	[5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2003	2004	2004	2004[1]	2004[1]	2004[1]	2003

Net Premiums Written:
Workers Compensation & Integrated
Disability	$77,362	$106,190	$56,764	$88,814	$54,556	$306,324	$432,453
Other Commercial Lines	14,386	11,915	8,275	8,962	3,700	32,852	85,979
Total - PMA Pool	$91,748	$118,105	$65,039	$97,776	$58,256	$339,176	$518,432

Statutory Ratios:
Loss and LAE ratio	87.2%	74.9%	75.2%	75.9%	75.2%	75.3%	78.0%
Underwriting expense ratio	34.6%	27.1%	39.0%	29.5%	37.5%	31.9%	26.2%
Policyholders' dividend ratio	-3.4%	1.2%	0.7%	0.4%	0.4%	0.7%	0.0%
Combined ratio	118.4%	103.2%	114.9%	105.8%	113.1%	107.9%	104.2%
Operating ratio	113.9%	96.5%	107.4%	98.9%	104.2%	100.5%	97.3%

1 Estimated.
2 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
4 Includes the statutory surplus of the PMA Pool.
5 Includes unassigned surplus of $130.7 million and $31.0 million for the PMA Pool and PMA Capital Insurance Company, respectively.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Securities Listing:
Certificate Transfers and Conversions:	The Corporation's Class A Common Stock is listed
The Bank of New York	on the NASDAQ Stock Market®. It trades under
Receive and Deliver Department - 11 W	the stock symbol: PMACA.
P.O. Box 11002
Church Street Station	Inquiries:
New York, NY 10286	William E. Hitselberger
Chief Financial Officer
Written Inquiries:	215.665.5070
The Bank of New York	e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258	Investor Relations
Church Street Station	215.665.5046
New York, NY 10286	investorrelations@pmacapital.com

Phone Inquiries:	Company Website:
800.524.4458	http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com

Financial Strength Ratings (as of 2/14/2005):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.